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EXHIBIT 10.23

                 GENIUS PRODUCTS, INC. 2004 STOCK INCENTIVE PLAN

                          NOTICE OF STOCK OPTION AWARD
                          ----------------------------

         Grantee's Name and Address:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

         You (the "Grantee") have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Genius Products, Inc. 2004 Stock Incentive Plan, as amended from time to time (the "Plan") and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

         Award Number
                                           -------------------------------------

         Date of Award
                                           -------------------------------------

         Vesting Commencement Date
                                           -------------------------------------

         Exercise Price per Share         $
                                           -------------------------------------

         Total Number of Shares Subject
         to the Option (the "Shares")
                                           -------------------------------------

         Total Exercise Price             $
                                           -------------------------------------

         Type of Option:                   _______  Incentive Stock Option

                                           _______  Non-Qualified Stock Option

         Expiration Date:
                                           -------------------------------------

         Post-Termination Exercise Period: Until the Expiration Date

Vesting Schedule:
-----------------

         Subject to the Grantee's Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

         [25% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST TWELVE MONTHS AFTER THE VESTING COMMENCEMENT DATE, AND 1/48 OF THE SHARES SUBJECT TO THE OPTION SHALL VEST ON EACH MONTHLY ANNIVERSARY OF THE VESTING COMMENCEMENT DATE THEREAFTER.] [CAUTION: PERFORMANCE BASED VESTING CAN HAVE NEGATIVE ACCOUNTING CONSEQUENCES!]

         [25% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST TWELVE MONTHS AFTER THE VESTING COMMENCEMENT DATE, AND AN ADDITIONAL 25% OF THE SHARES SUBJECT TO THE OPTION SHALL VEST ON EACH YEARLY ANNIVERSARY OF THE VESTING COMMENCEMENT DATE THEREAFTER.][NOTE: USE THESE VESTING TERMS FOR INCENTIVE STOCK OPTIONS, IF THE $100,000 ISO RULE WOULD BE VIOLATED BY THE ABOVE ONE YEAR VESTING FOLLOWED BY MONTHLY VESTING]

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         During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

         In the event of the Grantee's change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status.

         In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall terminate concurrently with the termination of the Grantee's Continuous Service, except as otherwise determined by the Administrator.

         IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

                                       Genius Products, Inc.,
                                       a Nevada corporation

                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE'S STATUS IS AT WILL.

         The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement.


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The Grantee hereby agrees that all disputes arising out of or relating to this
Notice, the Plan and the Option Agreement shall be resolved in accordance with
Section 1 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.


Dated: ______________________            Signed: _______________________________
                                                           Grantee

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